UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2006

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2006, Dollar General Corporation (the “Company”) entered into an Extension of Employment Agreement with Kathleen Guion (“Guion”) to extend the term of her existing Employment Agreement through the earlier of April 30, 2006 or the signing of a new employment agreement between the Company and Guion.

In addition, on February 7, 2006, the Company entered into an Extension of Employment Agreement with Stonie O’Briant (“O’Briant”) to extend the term of his existing Employment Agreement through the earlier of October 31, 2006 or an earlier retirement date agreed upon by the Company and O’Briant.

The Employment Agreements with Guion and O’Briant were previously scheduled to expire on March 1, 2006. Guion’s and O’Briant’s Extension of Employment Agreement are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Extension of Employment Agreement, dated February 7, 2006, by and between Dollar General Corporation and Kathleen Guion.

99.2	Extension of Employment Agreement, dated February 7, 2006, by and between Dollar General Corporation and Stonie O’Briant.

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